Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	J
PAGE OF PAGES	1 of 3
2. AMENDMENT/MODIFICATION NO.	P00012
3. EFFECTIVE DATE	28-Sep-2015
4. REQUISITION/PURCHASE REQ. NO.	SEE SCHEDULE
5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE N66001	SPAWAR SYSTEMS CENTER PACIFIC LYNN BIEDERMANN CODE 22530 LYNN.BIEDERMANN@NAVY.MIL 53560 HULL STREET SAN DIEGO CA 92152-5001
7. ADMINISTERED BY (If other than item 6) CODE S0514A	DCMA SAN DIEGO 7675 DAGGET ST SUITE 200 SAN DIEGO CA 92111-2241 SCD: C
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)	AETHLON MEDICAL INC DUNS# 054460865 8910 UNIVERSITY CTR LN STE 660 SAN DIEGO CA 92122-1027
CODE	47A31
FACILITY CODE	
9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
X 10A. MOD. OF CONTRACT/ORDER NO.	N66001-11-C-4188
X 10B. DATED (SEE ITEM 13)	30-Sep-2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
Mutual Agreement of the Parties

☐ D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: biederml152724
This modification exercises and fully funds the Option 4 Period (CLINS 0011 and 0012) of the contract. Please see the following page(s).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	Rodney S. Kenley, President/P.I.
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	JACOB WARD TEL: EMAIL:
15B. CONTRACTOR/OFFEROR	[signature] (Signature of person authorized to sign)
15C. DATE SIGNED	9/25/15
16B. UNITED STATES OF AMERICA	BY [signature] (Signature of Contracting Officer)
16C. DATE SIGNED	25 Sep 2015

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

N66001-11-C-4188

P00012

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $581,157.00 from $5,354,839.00 to $5,935,996.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0011

The option status has changed from Option to Option Exercised.

CLIN 0012

The option status has changed from Option to Option Exercised.

SUBCLIN 001101 is added as follows:

001101	Funding for Opt 4 MIPR#	ACRN	$581,157.00
	HR0011518340	AH

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 001101:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $581,157.00 from $5,354,839.00 to $5,935,996.00.

SUBCLIN 001101:

Funding on SUBCLIN 001101 is initiated as follows:

ACRN: AH

CIN: 130021178700011

N66001-11-C-4188

P00012

Acctng Data: 9715160400 1320 BDL TTT20 1 5BT01C OR EADARP A255HR001151 83400200020602115E00 012199

Increase: $581,157.00

Total: $581,157.00

(End of Summary of Changes)